UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  JANUARY 12, 2005

                          MEASUREMENT SPECIALTIES, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

            NEW JERSEY                 1-11906              22-2378738
  ----------------------------     ---------------     --------------------
  (STATE OR OTHER JURISDICTION     COMMISSION FILE     (IRS EMPLOYER
   OF INCORPORATION)               NUMBER               IDENTIFICATION NO.)

             10 WASHINGTON AVENUE, FAIRFIELD, NEW JERSEY 07004-3877
            -------------------------------------------------------
              (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

                                 (973) 808-3020
                                 --------------
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[_] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[_] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[_] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR
240.13E-4(C))


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SECTION 8 - OTHER EVENTS

ITEM 8.01 OTHER EVENTS.

On January 12, 2005, Measurement Specialties, Inc. ("MSI") consummated the acquisition of MWS Sensorik GmbH ("MWS"), as previously reported in MSI's Form 8-K filed December 23, 2004. MSI entered into a definitive agreement on December 14, 2004 to acquire MWS Sensorik GmbH ("MWS") for 900,000 Euro (650,000 Euro payable at closing and 250,000 Euro in deferred payments), or approximately $1.2 million.

The press release dated January 12, 2005 is attached as exhibit 99.1

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed herewith:

EXHIBIT NO.    DESCRIPTION
-----------    -----------

Exhibit 99.1 Press Release of Measurement Specialties, Inc. dated January 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Measurement Specialties, Inc.
(Registrant)

Date:  January 14, 2005

/S/ John P. Hopkins
-------------------
John P. Hopkins
Chief Financial Officer
(authorized officer and principal financial officer)


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